UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

Primo Water Corporation
(Exact name of registrant as specified in its charter)

Ontario	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Assembly Dr. Suite 800 Tampa, Florida, United States (Address of Principal Executive Offices)	33607 (Zip Code)

Registrant’s telephone number, including area code:          (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2023, Primo Water Corporation (the “Company”) and Osmosis Buyer Limited, a company incorporated in England and a subsidiary of the Culligan Group (“Purchaser”), entered into a Deed of Amendment (the “Amendment”) in respect of the previously announced Share Purchase Agreement (the “Purchase Agreement”) entered into between the Company and Purchaser on November 2, 2023 providing for the sale of the Company’s international business (excluding the Aimia Foods, United Kingdom, Portugal, and Israel businesses) (the “Transaction”).  The Amendment amended certain defined terms and provides for the sharing and license of certain intellectual property.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is hereby incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

On December 29, 2023, the Company completed the previously announced Transaction. The Transaction valued the Company’s international business (excluding the Aimia Foods, United Kingdom, Portugal, and Israel businesses) at $575.0 million. After application of locked box adjustments, the cash consideration paid to the Company was $565.9 million. The Company’s unaudited pro forma condensed consolidated financial information giving effect to the completion of the Transaction is filed as Exhibit 99.2 hereto.

The foregoing description of the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2023, and is hereby incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On January 2, 2024, the Company issued a press release announcing completion of the Transaction, a copy of which is furnished as Exhibit 99.1 hereto.

The information furnished in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information.

The unaudited pro forma consolidated financial information of the Company specified in Article 11 of Regulation S-X giving effect to the completion of the Transaction is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Deed of Amendment, dated December 28, 2023.

99.1	Press Release of Primo Water Corporation, dated January 2, 2024.

99.2	Primo Water Corporation Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)
January 2, 2024
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary